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Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

           We consent to inclusion in this Form 10-SB Registration Statement of our report dated May 26, 2004 on our audit of the financial statements of Single Source Electronic Transactions Inc.

/s/ Jonathon P. Reuben, C.P.A.

Jonathon P. Reuben, C.P.A.
An Accountancy Corporation
Torrance, California
July 8, 2004